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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 12, 1998


                               NORTHWESTERN CORPORATION
                  (Exact Name of Registrant as Specified in Charter)

     Delaware                      0-692                46-0172280
(State or other            (Commission File No.)        (IRS Employer
jurisdiction of                                         Identification
incorporation)                                          No.)

125 S. Dakota Avenue, Suite 1100, Sioux Falls, SD      57104
(Address of principal executive office)                (Zip Code)

                                    (605) 978-2908
                 (Registrant's telephone number, including area code)


            (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events

          On November 6, 1998, NorthWestern Corporation, a Delaware corporation (the "registrant" or the "Company") agreed to sell $105,000,000 principal amount of 6.95% Senior Debentures due 2028 (the "Senior Debentures") pursuant to an Underwriting Agreement dated November 6, 1998, among the Company and Morgan Stanley & Co. Incorporated and CIBC Oppenheimer Corp., as underwriters (the "Underwriting Agreement"). The Senior Debentures are registered under the Securities Act of 1933, as amended (Registration Statement No. 333-58491).

          The Underwriting Agreement is filed herewith as an Exhibit and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)  Exhibits

     The following exhibits are filed herewith:

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Exhibit No.         Description
1.1 Underwriting Agreement, dated November 6, 1998, among NorthWestern Corporation and Morgan Stanley & Co. Incorporated and CIBC Oppenheimer Corp., as underwriters.
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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NORTHWESTERN CORPORATION
                                        (Registrant)

                                        By: /s/ Daniel K. Newell
                                        Title: Vice President - Finance &
                                               Chief Financial Officer
Date:     November 12, 1998